UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6728

Name of Fund: MuniYield Quality Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
      Quality Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield Quality
                                        Fund II, Inc.

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield Quality Fund II, Inc.

The Benefits and Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 12.97%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2         MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004              3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We remained focused on enhancing yield and preserving net asset value in a volatile interest rate environment, and the Fund was able to outperform its comparable Lipper category average.

Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.

How did the Fund perform in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield Quality Fund II, Inc. had net annualized yields of 6.45% and 7.24%, based on a period-end per share net asset value of $13.24 and a per share market price of $11.80, respectively, and $.426 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.85%, based on a change in per share net asset value from $13.44 to $13.24, and assuming reinvestment of $.423 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of .87% for Series A, .89% for Series B and .92% for Series C.

The Fund's return, based on net asset value, exceeded that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had a return of +1.01% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is primarily attributed to the prerefunding of several holdings and to the favorable performance of several uninsured credits. When municipal bonds are prerefunded, they are essentially refinanced ahead of their maturity date. The proceeds from the refinancing are typically used to purchase government-backed debt. This is then pledged to pay off the original debt at an earlier call date. In short, when the bond holdings are prerefunded, their prices generally increase sharply, particularly when the yield curve is relatively steep. In addition, the Fund generated an above-average tax-exempt yield for shareholders.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial


4         MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to pursue three general themes in managing the Fund. First, when making new purchases, we tended to target longer-dated bonds, generally in the 25-year range. The municipal yield curve flattened out past this range; therefore, there was no significant yield to be gained by extending out any further. Second, we found it advantageous to purchase California municipal bonds. Given the recent heavy supply of California issues, we have been able to make purchases at attractive spreads relative to national municipal bonds and historic norms for the state. We believe these holdings should benefit Fund performance as California's finances start to improve and state bonds begin trading at more typical levels. Finally, when available, we continued to favor premium-coupon bonds when making new purchases.

We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income. With short-term interest rates at historic lows, the cost of holding cash reserves would have been relatively high in terms of its effect on performance.

Given the historically low short-term interest rates, the Fund's borrowing costs remained at attractive levels of around 1%. These levels, in combination with a positively sloped yield curve, provided a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. We believe the Fund's borrowing costs should remain at relatively low levels for the foreseeable future. While the timing is questionable, the Federal Reserve Board's next move likely will be to raise short-term interest rates. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.63% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The portfolio essentially remained fully invested in high-quality municipal bonds at the end of the period, which we believe should continue to provide a material benefit to the Fund's Common Stock shareholder as short-term interest rates remain near their historic lows. We maintained our defensive market stance at the close of the period in recognition of improving economic conditions. Finally, we remained overweight in premium-coupon bonds and continued to favor maturities in the 25-year range.

Michael A. Kalinoski
Vice President and Portfolio Manager

May 12, 2004


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004              5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Alabama--1.0%             AAA       NR*       $ 2,645   Birmingham, Alabama, Capital Improvement Warrants,
                                                        GO, Series A, 5.55% due 8/01/2021 (e)                               $ 2,859
===================================================================================================================================
Alaska--0.5%              AAA       Aaa         1,400   Alaska State International Airports Revenue Bonds,
                                                        Series B, 5.75% due 10/01/2019 (a)                                    1,542
===================================================================================================================================
Arizona--1.0%             AAA       Aaa         2,700   Northern Arizona University System Revenue Bonds,
                                                        5.50% due 6/01/2034 (b)                                               2,862
===================================================================================================================================
California--19.7%         AAA       Aaa         2,850   Alameda Corridor Transportation Authority,
                                                        California, Revenue Refunding Bonds, Subordinated
                                                        Lien, Series A, 5.525%** due 10/01/2025 (a)                           1,787
                          AAA       NR*         2,500   California Health Facilities Financing Authority
                                                        Revenue Bonds (Kaiser Permanente), RIB, Series 26,
                                                        9.59% due 6/01/2022 (c)(h)                                            2,771
                          AAA       Aaa         2,490   California State Department of Water Resources, Power
                                                        Supply Revenue Bonds, Series A, 5.375%
                                                        due 5/01/2022 (e)                                                     2,622
                                                        California State, GO, Refunding:
                          AAA       Aaa         1,500         5.25% due 2/01/2022 (m)                                         1,558
                          BBB       Baa1        2,800         5.25% due 2/01/2028                                             2,764
                          AAA       Aaa         5,300         5.25% due 2/01/2030 (e)                                         5,380
                          AAA       Aaa         1,780         5.25% due 2/01/2030 (i)                                         1,807
                          AAA       NR*         1,950         ROLS, Series II-R-272, 9.33% due 2/01/2033 (h)(l)               1,974
                          BBB-      Baa2        1,000   California State Public Works Board, Lease Revenue
                                                        Bonds (Department of Mental Health--Coalinga State
                                                        Hospital), Series A, 5.125% due 6/01/2029                               958
                                                        California State, Various Purpose, GO:
                          BBB       Baa1        2,750         5.25% due 11/01/2029                                            2,708
                          BBB       Baa1        6,500         5.50% due 11/01/2033                                            6,640
                                                        Golden State Tobacco Securitization Corporation of
                                                        California, Tobacco Settlement Revenue Bonds:
                          NR*       Baa3        1,000         Series A-2, 7.90% due 6/01/2042                                 1,063
                          BBB       Baa3        4,000         Series A-3, 7.875% due 6/01/2042                                4,246
                          BBB-      Baa2        2,750         Series B, 5.60% due 6/01/2028                                   2,750
                          AAA       Aaa         2,050         Series B, 5.50% due 6/01/2033 (i)                               2,115
                          AAA       Aaa         1,300         Series B, 5.625% due 6/01/2033 (i)                              1,358
                          AAA       NR*         7,075         Series B, 5.625% due 6/01/2038 (m)                              7,363
                          AA        NR*         1,500         Series B, 5.50% due 6/01/2043 (l)                               1,515
                          AAA       Aaa         1,100         Series B, 5.50% due 6/01/2043 (i)                               1,132
                          AA        Aa3         3,650   Sacramento County, California, Sanitation District,
                                                        Financing Authority, Revenue Refunding Bonds, Trust
                                                        Receipts, Class R, Series A, 10.56% due 12/01/2019 (h)                4,163
                          AAA       Aaa         1,450   San Diego, California, Unified School District,
                                                        Election 1998, GO, Series D, 5.25% due 7/01/2024 (b)                  1,508
===================================================================================================================================
Colorado--11.8%           AAA       NR*        11,020   Colorado Department of Transportation Revenue Bonds,
                                                        DRIVERS, Series 249, 10.616% due 6/15/2014 (a)(h)                    14,384
                                                        Colorado Health Facilities Authority Revenue Bonds,
                                                        Series A:
                          AA        Aa2         1,150         (Catholic Health Initiatives), 5.50% due 3/01/2032              1,178
                          AA        NR*         1,200         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2027 (l)                                              1,236
                          AA        NR*           675         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2033 (l)                                                693
                                                        Colorado Housing and Finance Authority, Revenue
                                                        Refunding Bonds, AMT (e):
                          AAA       NR*           725         (S/F Program), Series A-2, 6.45% due 4/01/2030                    749
                          AAA       Aaa         2,420         (S/F Program), Series B-2, 6.80% due 2/01/2031                  2,596
                          AAA       Aaa           295         (S/F Program), Series C-1, 7.65% due 12/01/2025 (j)               299
                          AAA       Aaa           965         Series E-2, 7% due 2/01/2030                                      978
                          AAA       Aaa        15,300   Northwest Parkway, Colorado, Public Highway Authority,
                                                        Capital Appreciation Revenue Bonds, Senior Convertible,
                                                        Series C, 5.387%** due 6/15/2025 (c)                                 10,927
                          AAA       Aaa         1,735   Northwest Parkway, Colorado, Public Highway Authority
                                                        Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                      1,844

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
IDA        Industrial Development Authority
IDB        Industrial Development Board
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
ROLS       Reset Option Longs
S/F        Single-Family


6         MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Connecticut--4.1%         NR*       NR*       $ 1,100   Connecticut State Regional Learning Educational
                                                        Service Center Revenue Bonds (Office/Education
                                                        Center Facility), 7.75% due 2/01/2006 (g)                          $  1,226
                          AAA       NR*         9,325   Connecticut State Resource Recovery Authority,
                                                        Revenue Refunding Bonds, DRIVERS, Series 187, 9.366%
                                                        due 11/15/2011 (e)(h)                                                11,057
===================================================================================================================================
Florida--0.3%             AAA       Aaa           750   South Miami, Florida, Health Facilities Authority,
                                                        Hospital Revenue Bonds (Baptist Health System
                                                        Obligation Group), 5.25% due 11/15/2033 (a)                             762
===================================================================================================================================
Georgia--2.9%             AAA       Aaa         7,850   Atlanta, Georgia, Airport Revenue Refunding Bonds,
                                                        Series A, 5.875% due 1/01/2017 (b)                                    8,683
===================================================================================================================================
Illinois--16.4%           AAA       Aaa         3,250   Chicago, Illinois, Board of Education, GO (Chicago
                                                        School Reform Project), Series A, 5.25%
                                                        due 12/01/2030 (a)                                                    3,283
                          AAA       Aaa         3,500   Chicago, Illinois, Gas Supply Revenue Refunding Bonds
                                                        (People's Gas, Light & Coke), Series A, 6.10%
                                                        due 6/01/2025 (a)                                                     3,710
                                                        Chicago, Illinois, O'Hare International Airport
                                                        Revenue Bonds, 3rd Lien, AMT, Series B-2:
                          AAA       Aaa         5,200         5.75% due 1/01/2023 (c)                                         5,549
                          AAA       Aaa         2,200         6% due 1/01/2029 (i)                                            2,372
                          AAA       Aaa         2,830   Chicago, Illinois, Park District, GO, Refunding,
                                                        Series C, 5.50% due 1/01/2021 (b)                                     3,012
                          AAA       Aaa         3,000   Cook County, Illinois, Capital Improvement, GO,
                                                        Series C, 5.50% due 11/15/2026 (a)                                    3,150
                          AAA       Aaa        10,000   Illinois Regional Transportation Authority Revenue
                                                        Bonds, 6.50% due 7/01/2026 (e)                                       12,071
                          AAA       Aaa        15,100   Illinois Sports Facilities Authority Revenue Bonds,
                                                        5.368%** due 6/15/2030 (a)                                           11,113
                          AAA       NR*         3,625   Metropolitan Pier and Exposition Authority, Illinois,
                                                        Dedicated State Tax Revenue Refunding Bonds, DRIVERS,
                                                        Series 269, 10.117% due 6/15/2023 (e)(h)                              4,291
===================================================================================================================================
Indiana--1.0%             AAA       NR*         2,675   Indiana Bond Bank Revenue Bonds, Guarantee State
                                                        Revolver, 6.75% due 2/01/2017 (a)                                     2,837
===================================================================================================================================
Kansas--2.7%              AAA       NR*         2,505   Sedgwick and Shawnee Counties, Kansas, S/F
                                                        Mortgage-Backed Revenue Bonds, AMT, Series A-2, 7.60%
                                                        due 12/01/2031 (d)(e)                                                 2,673
                          AAA       Aaa         2,855   Sedgwick and Shawnee Counties, Kansas, S/F
                                                        Mortgage-Backed Revenue Refunding Bonds, AMT, Series
                                                        A-2, 6.45% due 12/01/2033 (d)(e)(k)                                   3,053
                          AAA       Aaa         2,280   Sedgwick and Shawnee Counties, Kansas, S/F Revenue
                                                        Bonds (Mortgage-Backed Securities Program), AMT,
                                                        Series A-1, 6.875% due 12/01/2026 (d)(e)                              2,380
===================================================================================================================================
Kentucky--0.7%            BBB       Baa2        2,000   Perry County, Kentucky, Solid Waste Disposal Revenue
                                                        Bonds (TJ International Project), AMT, 7% due 6/01/2024               2,046
===================================================================================================================================
Louisiana--4.8%           AAA       Aaa         3,270   Jefferson Parish, Louisiana, Home Mortgage Authority,
                                                        S/F Mortgage Revenue Bonds, AMT, Series B-1, 6.65%
                                                        due 12/01/2033 (e)(k)                                                 3,485
                          AAA       Aaa         3,900   Louisiana Local Government, Environmental Facilities,
                                                        Community Development Authority Revenue Bonds (Capital
                                                        Projects and Equipment Acquisition), Series A, 6.30%
                                                        due 7/01/2030 (a)                                                     4,510
                          AAA       Aaa         4,650   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                                                        Authority, Special Tax, Sub-Series A, 5.25%
                                                        due 7/15/2028 (a)                                                     4,744
                          AAA       Aaa         1,300   Terrebonne Parish, Louisiana, Hospital Service
                                                        District Number 1, Hospital Revenue Bonds (Terrebonne
                                                        General Medical Center Project), 5.50%
                                                        due 4/01/2033 (a)                                                     1,359
===================================================================================================================================
Massachusetts--1.9%                                     Massachusetts State Health and Educational Facilities
                                                        Authority, Revenue Refunding Bonds (New England
                                                        Memorial Hospital), Series B (f):
                          NR*       Ca          1,908         6% due 7/01/2008                                                  267
                          NR*       Ca          3,317         6.125% due 7/01/2013                                              464
                                                        Massachusetts State Port Authority, Special Facilities
                                                        Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                                                        Series A (a):
                          AAA       Aaa         2,900         5.50% due 1/01/2016                                             3,031
                          AAA       Aaa         1,775         5.50% due 1/01/2019                                             1,839


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004              7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Michigan--3.9%            AAA       NR*       $ 1,300   Michigan Higher Education Student Loan Authority,
                                                        Student Loan Revenue Refunding Bonds, AMT, Series
                                                        XVII-G, 5.20% due 9/01/2020 (a)                                    $  1,326
                          AAA       Aaa         2,685   Michigan State, HDA, Revenue Refunding Bonds,
                                                        Series C, 5.90% due 12/01/2015 (c)(j)                                 2,811
                                                        Michigan State Strategic Fund, Limited Obligation
                                                        Revenue Refunding Bonds (Detroit Edison Company
                                                        Project) (i):
                          AAA       Aaa         2,250         5.45% due 9/01/2029                                             2,307
                          AAA       Aaa         1,000         AMT, Series A, 5.50% due 6/01/2030                              1,030
                          AAA       Aaa         3,900         AMT, Series C, 5.45% due 12/15/2032                             3,978
===================================================================================================================================
Missouri--2.1%                                         Saint Louis County, Missouri, Pattonville R-3 School
                                                        District, GO (Missouri Direct Deposit Program) (b):
                          AAA       Aaa         2,000         5.75% due 3/01/2015                                             2,221
                          AAA       Aaa         2,000         5.75% due 3/01/2016                                             2,222
                          AAA       Aaa         1,500         6% due 3/01/2019                                                1,697
===================================================================================================================================
Nevada--2.2%              AA        NR*         2,800   Carson City, Nevada, Hospital Revenue Bonds
                                                        (Carson-Tahoe Hospital Project), Series A, 5.50%
                                                        due 9/01/2033 (l)                                                     2,870
                                                        Director of the State of Nevada, Department of
                                                        Business and Industry Revenue Bonds (Las Vegas
                                                        Monorail Company Project), First Tier (a):
                          AAA       Aaa           250         5.625% due 1/01/2032                                              262
                          AAA       Aaa         3,300         5.375% due 1/01/2040                                            3,366
===================================================================================================================================
New Jersey--4.7%          AAA       Aaa         5,000   Cape May County, New Jersey, Industrial Pollution
                                                        Control Financing Authority, Revenue Refunding Bonds
                                                        (Atlantic City Electric Company Project), Series B, 7%
                                                        due 11/01/2029 (e)                                                    5,223
                          AAA       Aaa         5,000   Salem County, New Jersey, Industrial Pollution Control
                                                        Financing Authority, Revenue Refunding Bonds (Public
                                                        Service Electric & Gas), RIB, Series 380, 11.13%
                                                        due 6/01/2031 (e)(h)                                                  5,235
                          BBB       Baa3        3,800   Tobacco Settlement Financing Corporation of New Jersey
                                                        Revenue Bonds, 6.75% due 6/01/2039                                    3,559
===================================================================================================================================
New Mexico--4.5%                                       New Mexico State Highway Commission, Tax Revenue
                                                        Bonds, Senior Sub-Lien, Series A (c):
                          AAA       Aaa         6,295         6% due 6/15/2014                                                7,144
                          AAA       Aaa         5,495         6% due 6/15/2015                                                6,216
===================================================================================================================================
New York--11.1%           AAA       Aaa           500   Erie County, New York, IDA, School Facility Revenue
                                                        Bonds (City of Buffalo Project), 5.75% due 5/01/2023 (c)                542
                          AAA       Aaa         9,280   Nassau Health Care Corporation, New York, Health
                                                        System Revenue Bonds, 5.75% due 8/01/2022 (c)                        10,071
                          AA+       Aa2         2,500   New York City, New York, City Transitional Finance
                                                        Authority, Revenue Refunding Bonds, Future Tax Secured,
                                                        Series C, 5.50% due 11/01/2024                                        2,643
                                                        New York City, New York, GO:
                          AAA       Aaa         4,000         Series D, 5.875% due 6/01/2021 (e)                              4,448
                          AAA       Aaa         1,000         Series E, 5.75% due 5/15/2018 (i)                               1,099
                          AAA       Aaa         5,000   New York State Dormitory Authority, Revenue Refunding
                                                        Bonds (State University Educational Facilities), 5.75%
                                                        due 5/15/2010 (b)(g)                                                  5,721
                          AAA       Aaa         1,000   New York State Mortgage Agency Revenue Bonds, AMT,
                                                        24th Series, 5.875% due 10/01/2015 (e)                                1,036
                          AAA       NR*         7,115   Tobacco Settlement Financing Corporation of New York,
                                                        Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                    7,359
===================================================================================================================================
North Carolina--1.7%      BBB       Baa2        5,000   Martin County, North Carolina, Industrial Facilities
                                                        and Pollution Control Financing Authority Revenue Bonds
                                                        (Solid Waste Disposal--Weyerhaeuser Company), AMT,
                                                        6.80% due 5/01/2024                                                   5,122
===================================================================================================================================
Ohio--2.4%                                              Plain, Ohio, Local School District, GO, Refunding (b):
                          NR*       Aaa         5,120         6% due 6/01/2011 (g)                                            5,916
                          NR*       Aaa         1,170         6% due 12/01/2020                                               1,323


8         MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Pennsylvania--5.2%        AAA       Aaa       $   600   Allegheny County, Pennsylvania, Sanitation Authority,
                                                        Sewer Revenue Bonds, 5.50% due 12/01/2030 (e)                      $    627
                          NR*       Aaa         3,335   Delaware River Port Authority of Pennsylvania and
                                                        New Jersey Revenue Bonds, RIB, Series 396, 10.603%
                                                        due 1/01/2019 (c)(h)                                                  4,160
                          AAA       Aaa         3,230   Philadelphia, Pennsylvania, Authority for Industrial
                                                        Development, Lease Revenue Bonds, Series B, 5.50%
                                                        due 10/01/2020 (c)                                                    3,463
                          AAA       Aaa         4,500   Philadelphia, Pennsylvania, School District, GO,
                                                        Series B, 5.625% due 8/01/2022 (b)                                    4,820
                          AAA       Aaa         2,000   Washington County, Pennsylvania, Capital Funding
                                                        Authority Revenue Bonds (Capital Projects and
                                                        Equipment Program), 6.15% due 12/01/2029 (a)                          2,285
===================================================================================================================================
Rhode Island--1.4%        AAA       Aaa         4,010   Rhode Island State Health and Educational Building
                                                        Corporation, Higher Education Facilities Revenue Bonds
                                                        (University of Rhode Island), Series A, 5.70%
                                                        due 9/15/2024 (e)                                                     4,308
===================================================================================================================================
South Carolina--2.5%      AAA       Aaa         2,200   Florence County, South Carolina, Hospital Revenue
                                                        Refunding Bonds (McLeod Regional Medical Center
                                                        Project), Series A, 5.25% due 11/01/2034 (c)                          2,234
                          AAA       NR*         2,250   South Carolina State Public Service Authority,
                                                        Revenue Refunding Bonds, DRIVERS, Series 277, 10.112%
                                                        due 1/01/2022 (e)(h)                                                  2,552
                          NR*       A1          2,500   Spartanburg County, South Carolina, Solid Waste
                                                        Disposal Facilities Revenue Bonds (BMW Project), AMT,
                                                        7.55% due 11/01/2024                                                  2,678
===================================================================================================================================
Tennessee--2.7%           AAA       Aaa         7,365   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds
                                                        (Southside Redevelopment Corporation), 5.875%
                                                        due 10/01/2024 (a)                                                    8,054
===================================================================================================================================
Texas--12.2%              BBB-      Aa3         4,000   Austin, Texas, Convention Center Revenue Bonds
                                                        (Convention Enterprises Inc.), Trust Certificates,
                                                        Second Tier, Series B, 5.75% due 1/01/2032                            4,079
                          AAA       Aaa         2,730   Corpus Christi, Texas, Utility System Revenue
                                                        Refunding Bonds, Series A, 6% due 7/15/2016 (c)                       3,087
                                                        Dallas-Fort Worth, Texas, International Airport
                                                        Revenue Bonds, AMT:
                          AAA       NR*         3,250         DRIVERS, Series 202, 10.586% due 11/01/2028 (b)(h)              3,630
                          AAA       Aaa         6,000         Series A, 5.375% due 11/01/2022 (c)                             6,182
                                                        Dickinson, Texas, Independent School District, GO,
                                                        Refunding (e):
                          AAA       Aaa         1,180         6% due 2/15/2017                                                1,326
                          AAA       Aaa         1,250         6% due 2/15/2018                                                1,405
                          AA        NR*         4,000   Gregg County, Texas, Health Facilities Development
                                                        Corporation, Hospital Revenue Bonds (Good Shepherd
                                                        Medical Center Project), 6.875% due 10/01/2020 (l)                    4,638
                          AAA       Aaa         1,900   Houston, Texas, Airport System Revenue Refunding Bonds,
                                                        Sub-Lien, Series B, 5.50% due 7/01/2030 (c)                           1,967
                          A-        A3          3,500   Lower Colorado River Authority, Texas, PCR (Samsung
                                                        Austin Semiconductor), AMT, 6.375% due 4/01/2027                      3,749
                          AAA       Aaa         4,800   Texas State Turnpike Authority, Central Texas Turnpike
                                                        System Revenue Bonds, First Tier, Series A, 5.75%
                                                        due 8/15/2038 (a)                                                     5,105
                          AAA       Aaa         1,000   University of Houston, Texas, University Revenue
                                                        Bonds, 5.50% due 2/15/2030 (e)                                        1,038
===================================================================================================================================
Virginia--2.6%            AAA       Aaa         2,100   Halifax County, Virginia, IDA, Exempt Facility Revenue
                                                        Refunding Bonds (Old Dominion Electric Cooperative
                                                        Project), AMT, 5.625% due 6/01/2028 (a)                               2,211
                          BB        NR*        26,500   Pocahontas Parkway Association, Virginia, Toll Road
                                                        Revenue Bonds, Senior Series B, 5.875%** due 8/15/2024                5,566
===================================================================================================================================
Washington--11.4%         AAA       Aaa         2,150   King County, Washington, Sewer Revenue Refunding Bonds,
                                                        Series B, 5.50% due 1/01/2027 (c)                                     2,252
                          AAA       Aaa         7,470   Port Seattle, Washington, Revenue Bonds, AMT,
                                                        Series B, 6% due 2/01/2016 (e)                                        8,224
                          AAA       Aaa         6,150   Seattle, Washington, Municipal Light and Power
                                                        Revenue Bonds, 6% due 10/01/2019 (e)                                  6,954
                          NR*       Aaa         4,500   Snohomish County, Washington, Arlington School
                                                        District Number 016, GO, 6.50% due 12/01/2015 (b)                     5,269
                                                        Washington State, Various Purpose, GO (c):
                          AAA       Aaa         4,250         Series A, 5.625% due 7/01/2021                                  4,594
                          AAA       Aaa         6,250         Series C, 5.25% due 1/01/2026                                   6,355


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004              9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Wisconsin--3.7%                                         Wisconsin State, GO:
                          AAA       Aaa       $ 2,000         Series C, 5.55% due 5/01/2021 (e)                            $  2,160
                          AAA       Aaa         3,000         Series F, 5.50% due 5/01/2019 (c)                               3,243
                          AAA       Aaa         5,000   Wisconsin State Transportation Revenue Bonds,
                                                        Series A, 5.50% due 7/01/2015 (b)                                     5,458
===================================================================================================================================
Puerto Rico--3.9%         AAA       Aaa         5,000   Puerto Rico Commonwealth, Highway and Transportation
                                                        Authority, Transportation Revenue Bonds, Series B, 6%
                                                        due 7/01/2005 (e)(g)                                                  5,311
                          NR*       Aaa         3,250   Puerto Rico Electric Power Authority, Power Revenue
                                                        Refunding Bonds, RIB, Series 449X, 9.66%
                                                        due 7/01/2016 (a)(h)                                                  3,635
                          AAA       Aaa         2,500   Puerto Rico Municipal Finance Agency, GO, Series A,
                                                        5.50% due 8/01/2023 (c)                                               2,672
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$425,120)--147.0%                      435,334
                          =========================================================================================================
===================================================================================================================================
                                              Shares
                                              Held      Short-Term Securities
===================================================================================================================================
                                                2,266   Merrill Lynch Institutional Tax-Exempt Fund (n)                       2,266
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$2,266)--0.8%                      2,266
===================================================================================================================================
                          Total Investments (Cost--$427,386)--147.8%                                                        437,600

                          Other Assets Less Liabilities--2.9%                                                                 8,469

                          Preferred Stock, at Redemption Value--(50.7%)                                                    (150,010)
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $296,059
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(i)   XL Capital Insured.
(j)   FHA Insured.
(k)   FNMA/GNMA Collateralized.
(l)   Radian Insured.
(m)   CIFG Insured.
(n) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net         Dividend
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (7,100)        $30
      --------------------------------------------------------------------------

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

      Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       equal to 4.175%

      Broker, J.P. Morgan Chase Bank
       Expires June 2024                                 $26,000         $  633

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed rate
       equal to 4.0025%

      Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2024                                 $19,000            956
      --------------------------------------------------------------------------
      Total                                                              $1,589
                                                                         ======

      See Notes to Financial Statements.


10        MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Statement of Net Assets

As of April 30, 2004
================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$425,120,657) ........................                   $ 435,334,314
                       Investments in affiliated securities, at value
                        (identified cost--$2,265,752) ..........................                       2,265,752
                       Unrealized appreciation on forward interest rate swaps ..                       1,588,921
                       Cash ....................................................                          42,729
                       Receivables:
                          Interest .............................................    $ 8,784,191
                          Securities sold ......................................        298,098
                          Dividends from affiliates ............................             55        9,082,344
                                                                                    -----------
                       Prepaid expenses ........................................                           6,025
                                                                                                   -------------
                       Total assets ............................................                     448,320,085
                                                                                                   -------------
================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .................................      1,813,911
                          Investment adviser ...................................        215,436
                          Dividends to Common Stock shareholders ...............        206,546
                          Other affiliates .....................................          3,140        2,239,033
                                                                                    -----------
                       Accrued expenses ........................................                          11,831
                                                                                                   -------------
                       Total liabilities .......................................                       2,250,864
                                                                                                   -------------
================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share (2,000 Series A Shares, 2,000 Series B Shares and
                        2,000 Series C Shares of AMPS* issued and outstanding at
                        $25,000 per share liquidation preference) ..............                     150,009,780
                                                                                                   -------------
================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ...................                   $ 296,059,441
                                                                                                   =============
================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (22,366,930 shares
                        issued and outstanding) ................................                   $   2,236,693
                       Paid-in capital in excess of par ........................                     311,763,292
                       Undistributed investment income--net ....................    $ 5,631,376
                       Accumulated realized capital losses on investments--net .    (35,374,498)
                       Unrealized appreciation on investments--net .............     11,802,578
                                                                                    -----------
                       Total accumulated losses--net ...........................                     (17,940,544)
                                                                                                   -------------
                       Total--Equivalent to $13.24 net asset value per share of
                        Common Stock (market price--$11.80) ....................                   $ 296,059,441
                                                                                                   =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004             11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended April 30, 2004
=============================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------
                       Interest .............................................                    $ 12,062,849
                       Dividends from affiliates ............................                          30,451
                                                                                                 ------------
                       Total income .........................................                      12,093,300
                                                                                                 ------------
=============================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $ 1,136,913
                       Commission fees ......................................        180,408
                       Accounting services ..................................         77,187
                       Transfer agent fees ..................................         33,177
                       Professional fees ....................................         27,317
                       Printing and shareholder reports .....................         23,039
                       Custodian fees .......................................         12,844
                       Directors' fees and expenses .........................         11,264
                       Listing fees .........................................         10,646
                       Pricing fees .........................................          8,543
                       Other ................................................         22,099
                                                                                 -----------
                       Total expenses before reimbursement ..................      1,543,437
                       Reimbursement of expenses ............................         (7,095)
                                                                                 -----------
                       Total expenses after reimbursement ...................                       1,536,342
                                                                                                 ------------
                       Investment income--net ...............................                      10,556,958
                                                                                                 ------------
=============================================================================================================
Realized & Unrealized Loss on Investments--Net
-------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ....................                        (935,537)
                       Change in unrealized appreciation on investments--net                       (3,933,767)
                                                                                                 ------------
                       Total realized and unrealized loss on investments--net                      (4,869,304)
                                                                                                 ------------
=============================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................                        (668,700)
                                                                                                 ------------
                       Net Increase in Net Assets Resulting from Operations .                    $  5,018,954
                                                                                                 ============

      See Notes to Financial Statements.


12        MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Statements of Changes in Net Assets

                                                                                   For the Six         For the
                                                                                  Months Ended       Year Ended
                                                                                    April 30,        October 31,
Increase (Decrease) in Net Assets:                                                    2004              2003
================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................    $  10,556,958     $  21,680,705
                       Realized gain (loss) on investments--net .............         (935,537)        2,981,291
                       Change in unrealized appreciation on investments--net        (3,933,767)       (1,118,913)
                       Dividends to Preferred Stock shareholders ............         (668,700)       (1,502,640)
                                                                                 -------------------------------
                       Net increase in net assets resulting from operations .        5,018,954        22,040,443
                                                                                 -------------------------------
================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................       (9,461,211)      (18,385,617)
                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...........................       (9,461,211)      (18,385,617)
                                                                                 -------------------------------
================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ........................................       (4,442,257)        3,654,826
                       Beginning of period ..................................      300,501,698       296,846,872
                                                                                 -------------------------------
                       End of period* .......................................    $ 296,059,441     $ 300,501,698
                                                                                 ===============================
                          * Undistributed investment income--net ............    $   5,631,376     $   5,204,329
                                                                                 ===============================

      See Notes to Financial Statements.


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004             13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                      Months Ended         For the Year Ended October 31,
                                                                              April 30,   ------------------------------------------
Increase (Decrease) in Net Asset Value:                                         2004       2003       2002        2001+++    2000+++
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of period ......................    $13.44      $13.27     $13.21      $12.39      $12.31
                                                                              -----------------------------------------------------
               Investment income--net ....................................       .47+        .97+       .94         .94         .99
               Realized and unrealized gain (loss) on investments--net ...      (.22)        .09         --++       .84         .17
               Dividends to Preferred Stock shareholders from investment
                income--net ..............................................      (.03)       (.07)      (.10)       (.22)       (.27)
                                                                              -----------------------------------------------------
               Total from investment operations ..........................       .22         .99        .84        1.56         .89
                                                                              -----------------------------------------------------
               Less dividends to Common Stock shareholders from investment
                income--net ..............................................      (.42)       (.82)      (.78)       (.74)       (.81)
                                                                              -----------------------------------------------------
               Net asset value, end of period ............................    $13.24      $13.44     $13.27      $13.21      $12.39
                                                                              =====================================================
               Market price per share, end of period .....................    $11.80      $12.18     $11.75      $12.07      $11.50
                                                                              =====================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
               Based on market price per share ...........................       .17%@     10.83%      3.95%      11.70%       7.35%
                                                                              =====================================================
               Based on net asset value per share ........................      1.85%@      8.28%      7.27%      13.47%       8.04%
                                                                              =====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
               Total expenses, net of reimbursement*** ...................      1.00%*      1.03%      1.06%       1.07%       1.08%
                                                                              =====================================================
               Total expenses*** .........................................      1.01%*      1.03%      1.06%       1.07%       1.08%
                                                                              =====================================================
               Total investment income--net*** ...........................      6.90%*      7.17%      7.26%       7.36%       8.04%
                                                                              =====================================================
               Amount of dividends to Preferred Stock shareholders .......       .44%*       .50%       .78%       1.74%       2.21%
                                                                              =====================================================
               Investment income--net, to Common Stock shareholders ......      6.46%*      6.67%      6.48%       5.62%       5.83%
                                                                              =====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
------------------------------------------------------------------------------------------------------------------------------------
               Total expenses, net of reimbursement ......................       .67%*       .68%       .70%        .70%        .70%
                                                                              =====================================================
               Total expenses ............................................       .68%*       .69%       .70%        .70%        .70%
                                                                              =====================================================
               Total investment income--net ..............................      4.64%*      4.79%      4.79%       4.83%       5.19%
                                                                              =====================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
               Dividends to Preferred Stock shareholders .................       .89%*      1.00%      1.51%       3.31%       4.02%
                                                                              =====================================================


14        MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Financial Highlights (concluded)

                                                               For the Six
                                                               Months Ended           For the Year Ended October 31,
The following per share data and ratios have been derived        April 30,   -----------------------------------------------
from information provided in the financial statements.             2004        2003         2002        2001+++      2000+++
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
               Net assets applicable to Common Stock, end of
                period (in thousands) ......................    $296,059     $300,502     $296,847     $295,457     $277,229
                                                                ============================================================
               Preferred Stock outstanding, end of
                period (in thousands) ......................    $150,000     $150,000     $150,000     $150,000     $150,000
                                                                ============================================================
               Portfolio turnover ..........................        8.73%       42.06%       42.89%       98.99%      142.46%
                                                                ============================================================
============================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------
               Asset coverage per $1,000 ...................    $  2,974     $  3,003     $  2,979     $  2,970     $  2,848
                                                                ============================================================
============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------
               Series A--Investment income--net ............    $    108     $    276     $    390     $    855     $  1,017
                                                                ============================================================
               Series B--Investment income--net ............    $    111     $    240     $    388     $    853     $  1,024
                                                                ============================================================
               Series C--Investment income--net ............    $    115     $    235     $    351     $    777     $    986
                                                                ============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
+++ Certain prior year amounts have been reclassified to conform to current year presentation.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004             15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


16        MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $7,095.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $2,000 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the Fund reimbursed FAM $4,680 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $46,083,971 and $38,672,046, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)      Appreciation
--------------------------------------------------------------------------------
Long-term investments .........................  $ 1,632,689         $10,213,657
Forward interest rate swaps ...................   (2,568,226)          1,588,921
                                                 -------------------------------
Total .........................................  $  (935,537)        $11,802,578
                                                 ===============================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $10,213,657, of which $18,800,199 related to appreciated securities and $8,586,542 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $427,386,409.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, 1.00%; Series B, .97%; and Series C, 1.02%.


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004             17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, MLPF&S earned $86,035 as commissions.

5. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $32,151,759, of which $4,975,019 expires in 2007, $26,079,903 expires in 2008 and $1,096,837 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.072000 per share on May 27, 2004 to shareholders of record on May 14, 2004.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................  83.7%
AA/Aa .............................................................   4.3
A/A ...............................................................   1.5
BBB/Baa ...........................................................   8.2
BB/Ba .............................................................   1.3
CC/Ca .............................................................   0.2
NR (Not Rated) ....................................................   0.8
--------------------------------------------------------------------------------


18        MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004

Proxy Results

During the six-month period ended April 30, 2004, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------
                                                          Shares Voted    Shares Withheld
                                                              For           From Voting
-----------------------------------------------------------------------------------------
1. To elect the Fund's Directors:  Joe Grills              20,359,070         616,208
                                   Andre F. Perold         20,370,820         604,458
                                   Roberta Cooper Ramo     20,377,781         597,497
                                   Robert S. Salomon, Jr.  20,369,373         605,905
                                   Stephen B. Swensrud     20,358,441         616,837
-----------------------------------------------------------------------------------------

During the six-month period ended April 30, 2004, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------
                                                         Shares Voted    Shares Withheld
                                                              For          From Voting
----------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
      James H. Bodurtha, Joe Grills, Herbert
      I. London, Andre F. Perold, Roberta
      Cooper Ramo, Robert S. Salomon, Jr.
      and Stephen B. Swensrud                                4,875             54
----------------------------------------------------------------------------------------

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MQT


          MUNIYIELD QUALITY FUND II, INC.          APRIL 30, 2004             19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16433 -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      MuniYield Quality Fund II, Inc.


      By: /s/ Terry K. Glenn
          -------------------------------
          Terry K. Glenn,
          President of
          MuniYield Quality Fund II, Inc.

      Date: June 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/ Terry K. Glenn
          -------------------------------
          Terry K. Glenn,
          President of
          MuniYield Quality Fund II, Inc.

Date: June 18, 2004

      By: /s/ Donald C. Burke
          -------------------------------
          Donald C. Burke,
          Chief Financial Officer of
          MuniYield Quality Fund II, Inc.

Date: June 18, 2004